UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Grayscale CoinDesk Crypto 5 ETF

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42855	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale CoinDesk Crypto 5 ETF Shares	GDLC	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 31, 2026, Grayscale Investments Sponsors, LLC, the manager (the “Manager”) of Grayscale CoinDesk Crypto 5 ETF (the “Fund”), completed its quarterly review of the Fund’s portfolio and initiated the process of rebalancing the Fund in accordance with the CoinDesk 5 Index Methodology (the “CD5 Methodology”), as described in the Fund’s Annual report on Form 10-K, filed with the Securities and Exchange Commission on September 5, 2025 (the “Annual Report”). In accordance with the CD5 Methodology, the digital assets held by the Fund (the “Fund Components”) consist of the digital assets (the “Index Components”) included in the CoinDesk 5 Index (the “Index”), subject to the Manager’s discretion to exclude individual digital assets in certain cases, as further described in the Annual Report. The Index is rebalanced quarterly, during a period beginning 30 days before the last business day of each January, April, July and October. On July 31, 2026, CoinDesk Indices, Inc. (the “Index Provider”) completed the quarterly rebalancing of the Index and determined that Bitcoin, Ethereum (“Ether”), XRP, Solana (“SOL”), and BNB met the inclusion criteria of the CoinDesk 5 Index. Accordingly, the Manager adjusted the Fund’s portfolio by purchasing and selling certain existing Fund Components in proportion to their respective weightings. As a result of the rebalancing, no new tokens were added to or removed from the Fund. As of August 3, 2026, following the rebalancing, the Fund Components consisted of 75.54% Bitcoin, 13.30% Ether, 4.64% BNB, 3.98% XRP, and 2.54% SOL, and each of the Fund’s Shares represented 0.0003 Bitcoin, 0.0021 Ether, 0.0023 BNB, 1.0633 XRP, and 0.0099 SOL. Additional information regarding the Fund’s quarterly rebalancing is available in the Fund’s periodic reports filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Manager of Grayscale CoinDesk Crypto 5 ETF

Date:	August 5, 2026	By:	/s/ Kathryn Masci
Kathryn Masci* Interim Chief Financial Officer (Principal Financial and Accounting Officer)

*	The Registrant is a fund and Ms. Masci is signing in her capacity as Principal Financial and Accounting Officer of Grayscale Investments Sponsors, LLC, the Manager of the Registrant.